FINANCIAL GUARANTY INSURANCE COMPANY
================================================================================


UNAUDITED INTERIM FINANCIAL STATEMENTS

JUNE 30, 1999


Balance Sheets.....................................................  1
Statements of Income...............................................  2
Statements of Cash Flows...........................................  3
Notes to Unaudited Interim Financial Statements....................  4

FINANCIAL GUARANTY INSURANCE
COMPANY                                                                        BALANCE SHEETS
==============================================================================================
($ in Thousands)
                                                                    JUNE 30,     DECEMBER 31,
                                                                      1999          1998
                                                                   -----------    ----------
ASSETS                                                             (UNAUDITED)
Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,431,049 in 1999 and $2,519,490 in 1998)                      $ 2,429,203    $2,663,024
Short-term investments, at cost, which approximates fair value         165,841        30,395
Cash                                                                       682           318
Accrued investment income                                               38,726        40,038
Reinsurance receivable                                                   8,159         8,115
Deferred policy acquisition costs                                       78,242        80,924
Property, plant and equipment net of
   accumulated depreciation of $7,303 in 1999 and $6,981 in 1998         1,157         1,802
Prepaid reinsurance premiums                                           146,734       148,366
Prepaid expenses and other assets                                        9,586        11,047
                                                                   -----------    ----------
            Total assets                                           $ 2,878,330    $2,984,029
                                                                   ===========    ==========

LIABILITIES AND STOCKHOLDER'S EQUITY

Liabilities:

Unearned premiums                                                  $   605,147    $  610,182
Losses and loss adjustment expenses                                     54,989        59,849
Ceded reinsurance payable                                                1,980         3,129
Accounts payable and accrued expenses                                   45,311        46,764
Current federal income taxes payable                                    68,610        69,542
Deferred federal income taxes payable                                   73,935       122,839
Payable for securities purchased                                          --               6
                                                                   -----------    ----------

            Total liabilities                                          849,972       912,311
                                                                   -----------    ----------

Stockholder's Equity:

Common stock, par value $1,500 per share at June 30,
  1999 and at December 31, 1998: 10,000 shares authorized,
  issued and outstanding                                                15,000        15,000
Additional paid-in capital                                             383,511       383,511
Accumulated other comprehensive income, net of tax                      (1,380)       91,922
Retained earnings                                                    1,631,227     1,581,285
                                                                   -----------    ----------

            Total stockholder's equity                               2,028,358     2,071,718
                                                                   -----------    ----------

            Total liabilities and stockholder's equity             $ 2,878,330    $2,984,029
                                                                   ===========    ==========


        See accompanying notes to unaudited interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                                     STATEMENTS OF INCOME
================================================================================
($ in Thousands)

                                                   SIX MONTHS ENDED JUNE 30,
                                                      1999          1998
                                                    ---------    ---------
                                                         (UNAUDITED)

REVENUES:

    Gross premiums written                          $  56,974    $  46,221
    Ceded premiums                                    (11,151)      (4,818)
                                                    ---------    ---------


    Net premiums written                               45,823       41,403
    Decrease in net unearned premiums                   3,402       16,654
                                                    ---------    ---------

    Net premiums earned                                49,225       58,057
    Net investment income                              67,416       66,023
    Net realized gains                                 25,019       25,773
                                                    ---------    ---------

        Total revenues                                141,660      149,853
                                                    ---------    ---------

EXPENSES:

    Losses and loss adjustment expenses                (2,683)       3,381
    Policy acquisition costs                            8,996       10,576
    Other underwriting expenses                         9,640        9,426
                                                    ---------    ---------

        Total expenses                                 15,953       23,383
                                                    ---------    ---------

        Income before provision for
          federal income taxes                        125,707      126,470

    Provision for federal income taxes                 25,765       28,589
                                                    ---------    ---------

         Net income                                 $  99,942    $  97,881
                                                    =========    =========



        See accompanying notes to unaudited interim financial statements

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FINANCIAL GUARANTY INSURANCE
COMPANY                                                 STATEMENTS OF CASH FLOWS
================================================================================
($ in Thousands)
                                                       SIX MONTHS ENDED JUNE 30,
                                                          1999         1998
                                                        ---------    ---------
                                                             (UNAUDITED)

OPERATING ACTIVITIES:

Net income                                              $  99,942    $  97,881
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred income taxes                     1,308          663
    Amortization of fixed maturity securities               1,830        1,886
    Policy acquisition costs deferred                      (6,314)      (8,515)
    Amortization of deferred policy acquisition costs       8,996       10,576
    Depreciation of fixed assets                              645          732
    Change in reinsurance receivable                          (44)         639
    Change in prepaid reinsurance premiums                  1,632        7,630
    Foreign currency translation adjustment                 1,838          382
    Change in accrued investment income, prepaid
       expenses and other assets                            2,773       13,719
    Change in unearned premiums                            (5,035)     (24,228)
    Change in losses and loss adjustment
      expense reserves                                     (4,860)     (15,756)
    Change in other liabilities                            (2,602)      13,289
    Change in current income taxes payable                   (932)      29,779
    Net realized gains on investments                     (25,019)     (25,773)
                                                        ---------    ---------

Net cash provided by operating activities                  74,158      102,904
                                                        ---------    ---------

INVESTING ACTIVITIES:

Sales or maturities of fixed maturity securities          581,563      431,647
Purchases of fixed maturity securities                   (469,911)    (535,726)
Sales or maturities (purchases) of short-term
  investments, net                                       (135,446)       1,441
                                                        ---------    ---------

Net cash used for investing activities                    (23,794)    (102,638)
                                                        ---------    ---------

FINANCING ACTIVITIES:

Dividends paid                                            (50,000)        --
                                                        ---------    ---------
Net cash provided by financing activities                 (50,000)        --
                                                        ---------    ---------

Increase in cash                                              364          266
Cash at beginning of period                                   318          802
                                                        ---------    ---------

Cash at end of period                                   $     682    $   1,068
                                                        =========    =========


        See accompanying notes to unaudited interim financial statements

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================
June 30, 1999 and 1998
(Unaudited)


     (1)  BASIS OF PRESENTATION

          The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the six months ended June 30, 1999 and 1998,
          (b) the financial position at June 30, 1999 and December 31, 1998, and
          (c) cash flows for the six months ended June 30, 1999 and 1998.

          These interim financial statements should be read in conjunction with the financial statements and related notes included in the 1998 audited financial statements.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     (2)  STATUTORY ACCOUNTING PRACTICES

          The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices prescribed or permitted by state insurance regulatory authorities. The following are the significant ways in which statutory basis accounting practices differ from GAAP:

          (a) premiums are earned directly in proportion to the scheduled principal and interest payments rather than in proportion to the total exposure outstanding at any point in time;

          (b) policy acquisition costs are charged to current operations as incurred rather than as related premiums are earned;

          (c) a contingency reserve is computed on the basis of statutory requirements for the security of all policyholders, regardless of whether loss contingencies actually exist, whereas under GAAP, a reserve is established based on an ultimate estimate of exposure;

          (d) certain assets designated as "non-admitted assets" are charged directly against surplus but are reflected as assets under GAAP, if recoverable;

          (e) federal income taxes are only provided with respect to taxable income for which income taxes are currently payable, while under GAAP taxes are also provided for differences between the financial reporting and tax bases of assets and liabilities;

          (f) purchases of tax and loss bonds are reflected as admitted assets, while under GAAP they are recorded as federal income tax payments; and

          (g) all fixed income investments are carried at amortized cost, rather than at fair value for securities classified as "Available for Sale" under GAAP.

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================
The following is a reconciliation of the net income and stockholder's equity of Financial Guaranty prepared on a GAAP basis to the corresponding amounts reported on a statutory basis for the periods indicated below:

                                                     SIX MONTHS ENDED JUNE 30,
                                        ----------------------------------------------------
                                                  1999                         1998
                                        -------------------------   ------------------------
                                           NET       STOCKHOLDER'S     NET      STOCKHOLDER'S
                                          INCOME        EQUITY       INCOME        EQUITY
                                         --------    -----------    --------    -----------
GAAP basis amount                        $ 99,942    $ 2,028,358    $ 97,881    $ 2,005,404

Premium revenue recognition                (8,326)      (203,481)     (6,709)      (187,918)

Deferral of acquisition costs               2,682        (78,242)      2,061        (84,225)

Contingency reserve                          --         (648,106)       --         (567,350)

Non-admitted assets                          --             (933)       --           (2,090)

Case-basis losses incurred                   (989)          (916)      1,286           (586)

Portfolio loss reserves                     1,000         33,900       1,400         30,400

Deferral of income tax                      1,308         74,509         663         73,633

Unrealized gains on fixed maturity
  securities held at fair value, net         --            1,200        --          (64,021)
  of taxes

Profit commission                              13         (6,038)      1,754         (5,635)

Provision for unauthorized reinsurance       --              (38)       --             --

Contingency reserve tax deduction            --           74,059        --           74,059

Allocation of tax benefits due to
  Parent's net operating loss to the          156         11,325         106         11,022
                                         --------    -----------    --------    -----------
  Company

Statutory basis amount                   $ 95,786    $ 1,285,597    $ 98,442    $ 1,282,693
                                         ========    ===========    ========    ===========

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================

     (3)  DIVIDENDS

          Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

          o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 1999.

          o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the New York State Insurance Department.


          The amount of the Company's surplus available for dividends during 1999 is approximately $128.6 million before dividends declared.

          The Company declared $50.0 million in dividends during the first half of 1999.

     (4)  INCOME TAXES

          The Company's effective Federal corporate tax rate (20.5 percent and 22.6 percent for the six months ended June 30, 1999 and 1998, respectively) is less than the statutory corporate tax rate (35 percent in 1999 and 1998) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

     (5)  REINSURANCE

          In accordance with Statement of Financial Accounting Standards No. 113 ("SFAS 113"), "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts", the Company reports assets and liabilities relating to reinsured contracts gross of the effects of reinsurance. Net premiums earned are shown net of premiums ceded of $12.8 million and $12.4 million, respectively, for the six months ended June 30, 1999 and 1998.

     (6)  COMPREHENSIVE INCOME

          In June 1997, the Financial Accounting Standards Board issued statement No. 130, "Reporting Comprehensive Income", which requires enterprises to disclose comprehensive income and its components. Comprehensive income encompasses all changes in shareholders' equity (except those arising from transactions with shareholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities and foreign currency translation adjustments, net of taxes. This new standard only changes the presentation of certain information in the financial statements and does not affect the Company's financial position or results of operations. The following is a reconciliation of comprehensive income:

FINANCIAL GUARANTY INSURANCE
COMPANY                                            NOTES TO FINANCIAL STATEMENTS
================================================================================
June 30, 1999 and 1998
(Unaudited)


                                                       FOR THE SIX MONTHS
                                                         ENDED JUNE 30,
                                                        1999        1998
                                                      --------    --------
          Net income                                  $ 99,942    $ 97,881
          Other comprehensive income:
             Change in unrealized investment gains,
                net of taxes                           (94,497)    (20,666)
             Change in foreign exchange gains,
                net of taxes                             1,195         248
                                                      --------    --------
          Comprehensive income                        $  6,640    $ 77,463
                                                      ========    ========

     (7)  YEAR 2000 READINESS DISCLOSURE

          The inability of business processes to continue to function correctly after the beginning of the Year 2000 could have serious adverse effects on companies and entities throughout the world. FGIC recognizes the seriousness of the Year 2000 issue and has developed an action plan to mitigate Year 2000 issues in their information systems, products, facilities and suppliers. The action plan has been reviewed by senior management at FGIC and GE Capital Services internal audit staff. Our progress is closely monitored by GE Capital's Year 2000 Program Management Office.

          The action plan is divided into four phases: (1) define/measure - identify and inventory possible sources of Year 2000 issues; (2) analyze - determine the nature and extent of Year 2000 issues and develop project plans to address those issues; (3) improve - execute project plans and perform a majority of the testing; and (4) control - complete testing, continue monitoring readiness and complete necessary contingency plans.

          The action plan includes solutions which are appropriate to the specific situations. Currently, Year 2000 system remediation and testing is complete for all of FGIC's internal systems. We do not expect the cost of addressing such matters to have a material impact on the business, operations, or financial condition of the Company.

          Business operations are also dependent on the Year 2000 readiness of infrastructure suppliers in areas such as utilities, communications, transportation and other services. The likelihood and effects of failures in infrastructure systems and in the supply chain cannot be estimated. However, with respect to operations under its direct control, management does not expect, in view of its Year 2000 action plan, that occurrences of Year 2000 failures will have a material adverse effect on the financial position, results of operations or liquidity.